Supplement dated May 3, 2019 to the following:

CompleteSM Variable Life Insurance, A Patented FutureSystem™ Life Model Design
to Prospectus dated May 1, 2012 as supplemented

CompleteSM Advisor Variable Life Insurance, A Patented FutureSystem™ Life Model Design
to Prospectus dated May 1, 2012 as supplemented

This supplement corrects an incorrect share class shown for the Neuberger Berman AMT Sustainable
Equity Portfolio found in the supplement dated April 30, 2019.

The disclosure regarding the Neuberger Berman AMT Sustainable Equity Portfolio is replaced with the following:

PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Neuberger Berman Advisers Management Trust
Neuberger Berman AMT Sustainable Equity Portfolio - Class I	The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental, social and governance criteria.	Neuberger Berman Investment Advisers LLC